                         Seaview Video Technology, Inc.
      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Seaview Video Technology, Inc. (the
Company) on Form 10-QSB for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I,
Douglas Bauer, Chief Financial Officer of the Company, certify, pursuant to 18
U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of
2002, that:

          (1)  The Report fully complies with the requirements of section 13(a)
               or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents, in all material respects,  the financial condition and results of operations of the Company.

A signed original of this written  statement  required by Section 906 has been provided to SeaView Video  Technology,  Inc. and will be retained by SeaView
Video Technology, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

 /s/ George S. Bernardich, III
     George S. Bernardich, III
     Chief Executive Officer
     November 10, 2003